Q2 2027 Earnings Presentation 8333 Douglas Avenue, Suite 1100 | Dallas, Texas 75225 | 214.238.5700 | capitalsouthwest.com November 3, 2026 Capital Southwest Corporation

Page 2 Important Notices • These materials and any presentation of which they form a part are neither an offer to sell, nor a solicitation of an offer to purchase, any securities of Capital Southwest. • These materials and the presentations of which they are a part, and the summaries contained herein, do not purport to be complete and no obligation to update or otherwise revise such information is being assumed. Nothing shall be relied upon as a promise or representation as to the future performance of Capital Southwest. Such information is qualified in its entirety by reference to the more detailed discussions contained elsewhere in Capital Southwest’s public filings with the Securities and Exchange Commission (the "SEC"). • There is no guarantee that any of the estimates, targets or projections illustrated in these materials and any presentation of which they form a part will be achieved. Any references herein to any of Capital Southwest’s past or present investments or its past or present performance, have been provided for illustrative purposes only. It should not be assumed that these investments were or will be profitable or that any future investments by Capital Southwest will be profitable or will equal the performance of past or present investments. • The information contained herein has been derived from financial statements and other documents provided by Capital Southwest's portfolio companies unless otherwise stated. • Past performance is not indicative of future results. In addition, there can be no assurance that unrealized investments will be realized at the expected multiples shown as actual realized returns will depend on, among other factors, future operating results of each of Capital Southwest’s current portfolio companies, the value of the assets and economic conditions at the time of disposition, any related transaction costs, and the timing and manner of sale, all of which may differ from the assumptions on which Capital Southwest’s expected returns are based. In many instances, Capital Southwest will not determine the timing or manner of sale of its portfolio investments. • Capital Southwest has filed a registration statement (which contains the prospectus) with the SEC for any offering to which this communication may relate and may file one or more prospectus supplements to the prospectus in the future. Before you invest in any of Capital Southwest's securities, you should read the registration statement and the applicable prospectus and prospectus supplement(s), including the information incorporated by reference therein, in order to fully understand all of the implications and risks of an offering of Capital Southwest's securities. You should also read other documents Capital Southwest has filed with the SEC for more complete information about Capital Southwest and any offering of its securities. You may get these documents for free by visiting EDGAR on the SEC's website at www.sec.gov. Alternatively, Capital Southwest will arrange to send you any applicable prospectus and prospectus supplement(s) if you request such materials by calling us at (214) 238-5700. These materials are also made available, free of charge, on our website at www.capitalsouthwest.com. Information contained on our website is not incorporated by reference into this communication.

Page 3 • This presentation contains forward-looking statements relating to, among other things, the business, market conditions, financial condition and results of operations of Capital Southwest, the anticipated investment strategies and investments of Capital Southwest, and future market demand. Any statements that are not statements of historical fact are forward-looking statements. Forward-looking statements are often, but not always, preceded by, followed by, or include words such as "believe," "expect," "intend," "plan," "should" or similar words, phrases or expressions or the negative thereof. These statements are made on the basis of the current beliefs, expectations and assumptions of the management of Capital Southwest and speak only as of the date of this presentation. There are a number of risks and uncertainties that could cause Capital Southwest’s actual results to differ materially from the forward-looking statements included in this presentation. • These risks include risks related to: changes in the markets in which Capital Southwest invests; changes in the financial, capital, and lending markets; changes in the interest rate environment and its impact on our business and our portfolio companies; the impact of supply chain constraints on our portfolio companies; elevated levels of inflation and its impact on Capital Southwest's portfolio companies and the industries in which it invests; regulatory changes; tax treatment and general economic and business conditions; our ability to operate our wholly owned subsidiaries, Capital Southwest SBIC I, LP and Capital Southwest SBIC II, LP, as small business investment companies ("SBIC"); the uncertainty associated with the imposition of tariffs and trade barriers and changes in trade policy and its impact on our portfolio companies and our financial condition; the impact of geopolitical conditions on our portfolio companies and opportunities available to us; and an economic downturn or recession and its impact on the ability of our portfolio companies to operate and the investment opportunities available to us. • For a further discussion of some of the risks and uncertainties applicable to Capital Southwest and its business, see Capital Southwest’s Annual Report on Form 10-K for the fiscal year ended March 31, 2026 and its subsequent filings with the SEC. Other unknown or unpredictable factors could also have a material adverse effect on Capital Southwest’s actual future results, performance, or financial condition. As a result of the foregoing, readers are cautioned not to place undue reliance on these forward-looking statements. Capital Southwest does not assume any obligation to revise or to update these forward-looking statements, whether as a result of new information, subsequent events or circumstances, or otherwise, except as may be required by law. Forward-Looking Statements

CSWC Senior Management



Michael S. Sarner
President and Chief Executive Officer

- Joined Capital Southwest in June 2015
- Former SVP Treasurer at American Capital
- 30+ years of financial, treasury and BDC experience
- BA – James Madison | MBA – George Washington University



Josh S. Weinstein
Senior Managing Director and Chief Investment Officer

- Joined Capital Southwest in June 2015
- Former Principal at H.I.G. WhiteHorse
- 20+ years of investment experience in middle market debt and equity
- BA – Columbia University | MBA – University of Southern California
- Chartered Financial Analyst



Amy L. Baker
Executive Vice President of Accounting

- Joined Capital Southwest in August 2017
- Former Assistant Controller at MoneyGram and former Senior Manager at Deloitte
- 20+ years of accounting experience
- BS – University of Illinois | MSA – University of Illinois
- Certified Public Accountant



Chris T. Rehberger
Chief Financial Officer, Treasurer and Secretary

- Joined Capital Southwest in September 2015
- Former VP at American Capital
- 20+ years of BDC experience
- BS – University of Virginia | MBA – University of Virginia



Tabitha D. Geiger
Chief Compliance Officer

- Joined Capital Southwest in April 2024
- Former Senior MD at IQ-EQ
- 9+ years of compliance experience
- BASc – Texas A&M University | JD – South Texas College

CSWC CAPITAL SOUTHWEST

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Page 5 Michael S. Sarner President and Chief Executive Officer Chris T. Rehberger Chief Financial Officer, Treasurer and Secretary Josh S. Weinstein Senior Managing Director and Chief Investment Officer Morganne A. Stewart Director of Communications Conference Call Participants

Page 6 • CSWC was formed in 1961, and elected to be regulated as a BDC in 1988 • Publicly-traded on Nasdaq: Common Stock (“CSWC”) • Internally Managed BDC with RIC tax treatment for U.S. federal income tax purposes • 46 employees based in Dallas, Texas • Total Balance Sheet Assets of $2.5 B as of September 30, 2026 • Operate Capital Southwest SBIC I, LP and Capital Southwest SBIC II, LP as wholly-owned subsidiaries • Co-manage two joint ventures with Trinity Capital Inc. (CapTrin Partners, LLC and Desert Star 2026 LLC) • Maintained investment grade issuer ratings of Baa3 from Moody's and BBB- from Fitch CSWC Company Overview CSWC is a middle-market lending firm focused on supporting the acquisition and growth of middle-market companies across the capital structure

Page 7 CSWC leads financing transactions, primarily backing private equity firms that generally fit the following parameters Lower Middle Market Credit Strategy • Flexible financing solutions to fund growth, changes of control, or other corporate events • Investments are diverse among industries, geographic regions, and end markets • Companies with EBITDA between $3 MM and $25 MM • Typical leverage of 2.5x – 4.5x Debt to EBITDA through CSWC debt position and Loan-to-Value of 25% - 50% • Investments generally range in size from $5 MM to $50 MM • Both sponsored and non-sponsored deals • Floating rate first lien debt securities • Frequently make equity co-investments alongside CSWC debt

Page 8 • Q2 2027 Pre-Tax Net Investment Income (“NII”) of $37.2 MM or $0.58 per share • Declared a regular quarterly dividend of $0.58 per share, of which $0.1934 per share will be paid monthly for each of October, November, and December 2026 ◦ Additionally, declared quarterly supplemental dividend of $0.06 per share for the quarter ending December 31, 2026 • Undistributed Taxable Income ("UTI") of $0.92 per share as of September 30, 2026 • Investment Portfolio at Fair Value of approximately $2.4 B • Net Asset Value per share of $16.64 as of September 30, 2026 • Amended Corporate Credit Facility which increased total commitments to $595 MM from $510 MM, decreased applicable margin to 2.00% from 2.15%, removed SOFR adjustment (10 - 15 bps), and extended maturity to September 2031 from August 2028 • Issued $350 MM in aggregate principal of 6.750% notes due 2031 ("September 2031 Notes") ◦ Entered into interest rate hedge which swapped September 2031 Notes to SOFR + 2.16% spread • Raised $67.0 MM in gross proceeds through Equity ATM Program during the quarter ◦ Sold shares at weighted-average price of $24.50 per share, or 148% of the prevailing NAV per share • Regulatory Debt to Equity ended at 1.00x for the quarter • $599 MM of total availability under credit facilities and $48 MM in cash and cash equivalents as of quarter end Q2 2027 Highlights Financial Highlights

Page 9 Investment Activity Highlights • During the quarter, CSWC originated $391.0 MM in total new committed investments ($268.6 MM funded at close) to fourteen new portfolio companies and sixteen existing portfolio companies ◦ Committed investments to new portfolio companies consisted of $314.2 MM in first lien debt and $12.9 MM in equity • Additionally, CSWC committed $25 MM in equity to a new joint venture (Desert Star 2026 LLC) with Trinity Capital • During the quarter, CSWC exited four debt investments and one equity investment generating total proceeds of $74.2 MM and a weighted average IRR of 14.5% • In the last twelve months, CSWC originated $1.0 B in total new committed investments and generated $240.6 MM in proceeds from portfolio investment exits • Cumulative weighted average IRR of 13.0% on 119 portfolio company exits, generating $1.5 B in proceeds since launch of credit strategy in January 2015 Q2 2027 Investment Activity

Page 10 Diversified, Granular and Conservative Origination Activity • $391.0 MM in total new committed investments ◦ $327.1 MM committed in fourteen new portfolio companies ◦ $63.9 MM committed in sixteen existing portfolio companies • Weighted average leverage of 3.4x at closing • Weighted average loan to value of 33% at closing • Weighted average spread of 6.5% at closing • 11 industries represented across the 14 new platform companies • Average granularity of <1% of portfolio at fair value per new platform investment Q2 2027 Origination Detail

Page 11 $16.61 $0.58 $(0.58) $(0.06) $(0.20) $(0.01) $0.31 $(0.01) 6/30/2026 NAV/Share Pre- Tax Net I nvest ment In come Regular Dividend Supplem ental Dividend Net C hange in In vest ment P ortfo lio Valu e Real ize d/Unrea lize d Tax Accr etio n fro m Equity Iss uance Other Corporat e 9/30/2026 NAV/Share $15.50 $16.00 $16.50 $17.00 $17.50 NAV per Share Bridge for Quarter Ended 09/30/26 Earnings / Dividends ($0.06) per Share Investment Portfolio Performance ($0.21) per Share Other Corporate $0.30 per Share $16.64

CSWC Investment Portfolio Composition

Maintaining appropriate portfolio leverage while receiving attractive risk-adjusted returns

Investment Portfolio - Statistics		
(in $000's)	**6/30/2026**	**9/30/2026**
	Total CSWC Portfolio	**Total CSWC Portfolio**
Number of Portfolio Companies	141	153
Total Cost	$2,234,580	$2,459,088
Total Fair Value	$2,202,282	$2,410,129
Average Hold Size Debt Investments (at Fair Value)	$16,393	$16,527
Average Hold Size Equity Investments (at Fair Value)	$2,130	$2,198
% First Lien Investments (at Fair Value)	89.6%	89.4%
% Second Lien Investments (at Fair Value)	1.1%	1.0%
% Subordinated Debt Investments (at Fair Value)	0.1%	0.1%
% Equity (at Fair Value) (1)	8.2%	8.0%
% Joint Venture Investments (at Fair Value) (2)	0.9%	1.5%
Wtd. Avg. Yield on Debt Investments (3)	10.9%	10.9%
Wtd. Avg. Yield on Total Investments (4)	10.8%	11.1%
Wtd. Avg. EBITDA of Issuer ($MM's) (5)	$14.8	$14.6
Wtd. Avg. Leverage through CSWC Security (6)	3.7x	3.7x

(1) At September 30, 2026 and June 30, 2026, we had equity ownership in approximately 68% and 67%, respectively, of our investments.
(2) Joint Venture Investments consist of equity investments in CapTrin Partners, LLC and Desert Star 2026 LLC.
(3) The weighted-average annual effective yields were computed using the effective interest rates during the quarter for all debt investments at cost as of September 30, 2026, including accretion of original issue discount but excluding fees payable upon repayment of the debt instruments.
(4) The weighted average annual effective yields on total investments were calculated by dividing total investment income, exclusive of non-recurring fees, by average total investments at fair value.
(5) Includes CSWC debt investments only. Weighted average EBITDA metric is calculated using investment cost basis weighting. For the quarters ended September 30, 2026 and June 30, 2026, fifteen portfolio companies and thirteen portfolio companies, respectively, are excluded from this calculation due to a reported debt to adjusted EBITDA ratio that was not meaningful.
(6) Includes CSWC debt investments only. Calculated as the amount of each portfolio company's debt (including CSWC's position and debt senior or pari passu to CSWC's position, but excluding debt subordinated to CSWC's position) in the capital structure divided by each portfolio company's adjusted EBITDA. Weighted average leverage is calculated using investment cost basis weighting. For the quarters ended September 30, 2026 and June 30, 2026, fifteen portfolio companies and thirteen portfolio companies, respectively, are excluded from this calculation due to a reported debt to adjusted EBITDA ratio that was not meaningful.

CSWC
CAPITAL SOUTHWEST
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Page 13 Approximately 89% of all debt investments are currently rated a "1" or "2" as credit portfolio continues to demonstrate solid performance Investment Rating 6/30/2026 9/30/2026 # of Companies Fair Value ($MM) % of Portfolio (FV) # of Companies Fair Value ($MM) % of Portfolio (FV) 1 19 $376.5 18.8% 21 $451.2 20.7% 2 85 $1,395.7 69.8% 92 $1,484.2 68.0% 3 12 $200.4 10.0% 13 $220.4 10.2% 4 5 $26.9 1.3% 5 $24.8 1.1% 5 1 $0.5 0.0% 1 $0.8 0.0% Total 122 $1,999.9 100.0% 132 $2,181.5 100.0% Quarter-over-Quarter Investment Rating Migration Note: We utilize an internally developed investment rating system to rate the performance and monitor the expected level of returns for each debt investment in our portfolio. The investment rating system takes into account both quantitative and qualitative factors of the portfolio company and the investments held therein. Investment Ratings range from a rating of 1, which represents the least amount of risk in our portfolio, to 5, which indicates that the investment is performing materially below underwriting expectations.

Page 14 History of Value Creation $17.68 $17.38 $18.63 $20.90 $22.71 $21.97 $24.90 $28.27 $30.06 $32.93 $35.40 $37.95 $38.51 $39.18 $17.68 $17.34 $17.80 $19.08 $18.62 $15.13 $16.01 $16.86 $16.37 $16.77 $16.70 $16.69 $16.61 $16.64 $0.26 $0.26 $1.16 $2.31 $2.71 $3.41 $3.66 $3.89 $4.12 $4.36 $4.42 $4.48 $0.04 $0.57 $1.56 $2.93 $4.53 $6.18 $8.00 $10.03 $12.27 $14.58 $16.90 $17.48 $18.06 Net Asset Value Per Share Cumulative Special/Supplemental Dividends Paid Per Share Cumulative Regular Dividends Paid Per Share 9/30/2015 3/31/2016 3/31/2017 3/31/2018 3/31/2019 3/31/2020 3/31/2021 3/31/2022 3/31/2023 3/31/2024 3/31/2025 3/31/2026 6/30/2026 9/30/2026 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 $40.00 $45.00 Total Value (Net Asset Value + Cumulative Dividends Paid) Increase of $21.50 per share since Launching Credit Strategy

Page 15 • In the last twelve months ended 9/30/2026, CSWC generated $2.34 per share in Pre-Tax NII and paid out $2.32 per share in Regular Dividends • Cumulative Pre-Tax NII Regular Dividend Coverage of 109% since launch of credit strategy in 2015 • Total of $4.54 per share Special and Supplemental Dividends declared since launch of credit strategy in 2015 • Estimated UTI of $0.92 per share as of September 30, 2026 Track Record of Consistent Dividends Continues Dividend Yield – Quarterly Annualized Total Dividend / CSWC Share Price at Qtr. End D iv id en d Pe r Sh ar e $0.97 $0.48 $0.63 $0.50 $0.57 $0.58 $0.59 $0.62 $0.63 $0.63 $0.63 $0.64 $0.63 $0.64 $0.64 $0.64 $0.64 $0.64 $0.64 $0.64 $0.64 $0.47 $0.48 $0.48 $0.50 $0.52 $0.53 $0.54 $0.56 $0.57 $0.57 $0.57 $0.58 $0.58 $0.58 $0.58 $0.58 $0.58 $0.58 $0.58 $0.58 $0.58 $0.50 $0.05 $0.05 $0.05 $0.06 $0.06 $0.06 $0.06 $0.06 $0.05 $0.06 $0.06 $0.06 $0.06 $0.06 $0.06 $0.06 $0.06 $0.15 Regular Dividend Per Share Supplemental Dividend Per Share Special Dividend Per Share 12/31/2021 3/31/2022 6/30/2022 9/30/2022 12/31/2022 3/31/2023 6/30/2023 9/30/2023 12/31/2023 3/31/2024 6/30/2024 9/30/2024 12/31/2024 3/31/2025 6/30/2025 9/30/2025 12/31/2025 3/31/2026 6/30/2026 9/30/2026 12/31/2026 $0.00 $0.25 $0.50 $0.75 $1.00 $1.25 15.3% 8.1% 13.7% 13.3% 13.0% 11.8% 12.0% 10.8% 10.6% 10.1% 9.7% 10.1% 11.5% 11.5% 11.6% 11.7% 11.6% 11.6% 10.8% 11.1%

Page 16 Granular Credit Portfolio Heavily Weighted Towards First Lien Investments 99% of credit portfolio in first lien senior secured loans with an average investment hold size of 0.76% at fair value as of 9/30/2026 Credit Portfolio Heavily Weighted to First Lien $ (M illi on s) Average H old S ize % $93 $167 $239 $368 $474 $573 $794 $1,038 $1,345 $1,606 $1,916 $2,000 $2,182 5.60% 3.60% 3.80% 2.80% 2.30% 1.90% 1.50% 1.30% 0.93% 0.94% 0.88% 0.82% 0.76% Sub-Debt Second Lien First Lien Average Hold Size % 3/31/2016 3/31/2017 3/31/2018 3/31/2019 3/31/2020 3/31/2021 3/31/2022 3/31/2023 3/31/2024 3/31/2025 3/31/2026 6/30/2026 9/30/2026 $0 $250 $500 $750 $1,000 $1,250 $1,500 $1,750 $2,000 $2,250 $2,500 —% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 64% 28% 8% 82% 10% 8% 4% 10% 86% 90% 8% 2% 6% 92% 2% 93% 7% 96% 4% 43% 41% 16% 97% 3% 99% 1% 99% 1% 99% 1% 99% 1%

Page 17 First Lien 89.4% Second Lien 1.0% Senior Subordinated Debt 0.1% JV Equity 1.5% Equity 8.0% CSWC Portfolio Mix as of September 30, 2026 at Fair Value Current Investment Portfolio (By Type) Current Investment Portfolio (By Industry) Current Investment Portfolio of approximately $2.4 B continues to be heavily weighted towards first lien loans and diversified across industries Healthcare Services 12% Consumer Services 10% Consumer Products 10% Media & Marketing 9% Food, Agriculture & Beverage 6% Transportation & Logistics 5% Financial Services 5% Business Services 4% Software 4% Note: Equity represents equity co-investments across 102 portfolio companies.

Page 18 Operating Leverage Trend Driving exceptional Operating Leverage through benefits of internally-managed structure Period Ending To ta l A ss et s ( $M M ) O perating Expenses as % of A vg A ssets $284 $326 $417 $552 $585 $736 $974 $1,258 $1,557 $1,883 $2,178 $2,316 $2,525 4.9% 4.2% 3.7% 3.0% 2.8% 2.4% 2.2% 1.9% 1.7% 1.7% 1.4% 1.4% 1.4% FY 16 FY 17 FY 18 FY 19 FY 20 FY 21 FY 22 FY 23 FY 24 FY 25 FY 26 Q1 FY 27 Q2 FY 27 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 1% 2% 3% 4% 5% 6% 7% Total Assets Operating Expenses as % of Average Total Assets Note: Operating Leverage calculated as last twelve months operating expenses (excluding interest expense) divided by average annual assets

Significant Unused Debt Capacity with Long-Term Duration

Debt Obligations	Total Commitments	Interest Rate	Maturity	Principal Drawn	Undrawn Commitment
SPV Credit Facility	$200.0 MM	Term SOFR + 2.50%	March 2029	$105.0 MM	$95.0 MM
2029 Convertible Notes (1)	$230.0 MM	5.125%	November 2029	$230.0 MM	N/A
September 2030 Notes (2)	$350.0 MM	5.950%	September 2030	$350.0 MM	N/A
Corporate Credit Facility	$595.0 MM	Term SOFR + 2.00%	September 2031	$90.0 MM	$504.1 MM (3)
September 2031 Notes (4)	$350.0 MM	6.750% (5)	September 2031	$350.0 MM	N/A
SBA Debentures - SBIC I	$159.0 MM	4.43%	September 2031 (6)	$159.0 MM	$0.0 MM
SBA Debentures - SBIC II (7)	$175.0 MM	4.90%	March 2036 (8)	$130.0 MM	$45.0 MM

Long-Term Debt Obligations (Calendar Year)



Principal Payments ($MM)
$900
$750
$600
$450
$300
$150
$0
$335.0
$230.0
$105.0
$350.0
$350.0
$729.0
$130.0
$159.0
$350.0
$90.0
CY 2026
CY 2027
CY 2028
CY 2029
CY 2030
CY 2031 - Thereafter
SPV Facility
September 2030 Notes
SBA Debentures - SBIC II
Corporate Credit Facility
September 2031 Notes
2029 Convertible Notes
SBA Debentures - SBIC I

(1) Redeemable in whole or in part at Capital Southwest's option on or after November 20, 2027 or before the 45th scheduled trading day immediately prior to the maturity date if the price of CSWC common stock has been at least 130% of the conversion price then in effect for at least 20 trading days (whether or not consecutive) during any 30 consecutive trading day period
(2) Redeemable in whole or in part at Capital Southwest's option any time prior to August 18, 2030, at par plus a "make-whole" premium, and thereafter at par
(3) Net of $0.9 MM in letters of credit outstanding
(4) Redeemable in whole or in part at Capital Southwest's option any time prior to August 15, 2031, at par plus a "make-whole" premium, and thereafter at par
(5) In connection with the September 2031 Notes, the Company has entered into an interest rate swap. Under the interest rate swap, the Company receives a fixed interest rate of 6.75% and pays a floating interest rate of Daily Compounded SOFR plus 2.1587%
(6) First SBA Debentures for SBIC I mature on September 1, 2031
(7) Current statutes and regulations permit SBIC I and SBIC II to borrow up to $250 million in SBA Debentures, subject to SBA approval
(8) First SBA Debentures for SBIC II mature on March 1, 2036

CSWC CAPITAL SOUTHWEST
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Page 20 Balance Sheet (In Thousands, except per share amounts) Quarter Ended 12/31/2025 Quarter Ended 3/31/2026 Quarter Ended 6/30/2026 Quarter Ended 9/30/2026 Assets Portfolio Investments $2,013,205 $2,097,446 $2,202,282 $2,410,129 Cash & Cash Equivalents 42,559 29,045 58,457 47,977 Restricted Cash 1,650 400 400 4,480 Other Assets 58,507 50,627 54,380 62,156 Total Assets $2,115,921 $2,177,518 $2,315,519 $2,524,742 Liabilities SBA Debentures $190,625 $217,667 $258,908 $281,664 2029 Convertible Notes 224,217 224,587 224,956 225,326 September 2030 Notes 343,640 343,971 344,308 344,645 September 2031 Notes — — — 337,866 Credit Facilities 314,000 345,000 393,000 195,000 Other Liabilities 47,805 35,301 35,891 33,811 Total Liabilities $1,120,287 $1,166,526 $1,257,063 $1,418,312 Shareholders Equity Net Asset Value $995,634 $1,010,992 $1,058,456 $1,106,430 Net Asset Value per Share $16.75 $16.69 $16.61 $16.64 Regulatory Debt to Equity 0.89x 0.90x 0.91x 1.00x

Page 21 Income Statement (In Thousands, except per share amounts) Quarter Ended 12/31/2025 Quarter Ended 3/31/2026 Quarter Ended 6/30/2026 Quarter Ended 9/30/2026 Investment Income Interest Income $48,813 $47,834 $50,466 $55,104 PIK Interest Income 4,585 3,772 4,912 4,981 Dividend Income 3,748 2,540 1,636 1,992 Fees and Other Income 4,301 3,620 4,034 5,081 Total Investment Income $61,447 $57,766 $61,048 $67,158 Expenses Cash Compensation $4,571 $767 $2,699 $3,240 Share Based Compensation 1,290 1,275 1,448 1,937 General & Administrative 2,903 3,221 3,433 3,834 Total Expenses (excluding Interest) $8,764 $5,263 $7,580 $9,011 Interest Expense $18,052 $17,281 $18,499 $20,981 Pre-Tax Net Investment Income $34,631 $35,222 $34,969 $37,166 Income Tax (Expense) / Benefit $2,354 ($613) $711 ($874) Net Investment Income $36,985 $34,609 $35,680 $36,292 Net Realized and Unrealized Losses ($1,933) ($7,130) ($10,948) ($13,446) Realized Loss on Extinguishment of Debt (2,156) — — (1,410) Net increase in Net Assets Resulting from Operations $32,896 $27,479 $24,732 $21,436 Weighted Average Basic Shares Outstanding 57,531 59,560 61,142 63,649 Pre-Tax NII Per Basic Weighted Average Share $0.60 $0.59 $0.57 $0.58 NII per Basic Weighted Average Share $0.64 $0.57 $0.58 $0.56 Net Increase in Net Assets Per Basic Wtd. Average Share $0.57 $0.46 $0.40 $0.33

Page 22 Portfolio Statistics Continuing to build a well performing credit portfolio (In Thousands) Quarter Ended 12/31/2025 Quarter Ended 3/31/2026 Quarter Ended 6/30/2026 Quarter Ended 9/30/2026 Portfolio Statistics Fair Value of Debt Investments $1,830,458 $1,916,494 $1,999,896 $2,181,508 Average Debt Investment Hold Size $16,199 $16,960 $16,393 $16,527 Fair Value of Debt Investments as a % of Par 96% 96% 96% 95% % of Investment Portfolio on Non-Accrual at Fair Value 1.5% 1.1% 1.1% 1.4% Weighted Average Yield on Debt Investments 11.28% 10.81% 10.94% 10.88% Fair Value of All Portfolio Investments $2,013,205 $2,097,446 $2,202,282 $2,410,129 Weighted Average Yield on all Portfolio Investments 11.91% 10.88% 10.78% 11.07% Investment Mix (Debt vs. Equity) at Fair Value 91% / 9% 91% / 9% 91% / 9% 92% / 8%

Page 23 Investment Income Detail Constructing a portfolio of investments with recurring cash yield (In Thousands) Quarter Ended 12/31/2025 Quarter Ended 3/31/2026 Quarter Ended 6/30/2026 Quarter Ended 9/30/2026 Investment Income Breakdown Cash Interest $46,988 $45,992 $48,143 $53,095 Cash Dividends 3,748 2,541 1,636 1,992 PIK Income 4,585 3,772 4,912 4,981 Amortization of Purchase Discounts and Fees 2,568 2,223 2,625 2,704 Management/Admin Fees 637 529 597 731 Fees & Other Income 2,921 2,709 3,135 3,655 Total Investment Income $61,447 $57,766 $61,048 $67,158 Key Metrics Cash Income as a % of Investment Income (1) 92.5% 93.5% 92.0% 92.6% % of Total Investment Income that is Recurring 90.3% 91.1% 92.9% 93.4% (1) Includes Purchase Discounts and Fees previously received in cash

Page 24 Key Financial Metrics Strong Pre-Tax Net Investment Income and Dividend Yield driven by net portfolio growth and investment performance (1) Return on Equity is calculated as the quarterly annualized Pre-Tax NII, Realized Earnings, or Total Earnings, respectively, divided by equity at the end of the prior quarter Quarter Ended 12/31/2025 Quarter Ended 3/31/2026 Quarter Ended 6/30/2026 Quarter Ended 9/30/2026 Key Financial Metrics Pre-Tax Net Investment Income Per Wtd Avg Basic Share $0.60 $0.59 $0.57 $0.58 Pre-Tax Net Investment Income Return on Equity (ROE) (1) 14.22% 14.02% 13.61% 13.83% Realized Earnings Per Wtd Avg Basic Share $0.60 $0.48 $0.57 $0.59 Realized Earnings Return on Equity (ROE) (1) 14.39% 11.59% 13.67% 14.15% Earnings Per Wtd Avg Basic Share $0.57 $0.46 $0.40 $0.33 Earnings Return on Equity (ROE) (1) 13.51% 10.94% 9.63% 7.97% Regular Dividends per Share $0.58 $0.58 $0.58 $0.58 Supplemental Dividends per Share $0.06 $0.06 $0.06 $0.06 Total Dividends per Share $0.64 $0.64 $0.64 $0.64

Page 25 Note: Illustrative change in annual NII does not adjust for potential changes in the credit market, credit quality, size and composition of the assets in the portfolio and is implied using a base rate of 4.08%. It also does not adjust for other business developments, including future originations and repayments. Accordingly, no assurances can be given that actual results would not differ materially from the table above. Additionally, this analysis includes the impact of the effective hedge through the interest rate swap associated with the September 2031 Notes. Interest Rate Sensitivity Fixed vs. Floating Credit Portfolio Exposure Change in Base Interest Rates Illustrative Annual NII Change ($'s) Illustrative Annual NII Change ($ Per Share) (50 bps) (8,079,143) (0.12) (25 bps) (4,039,571) (0.06) 25 bps 4,039,571 0.06 50 bps 8,079,143 0.12 75 bps 12,118,714 0.18 100 bps 16,158,285 0.24 3.9% 96.1% Fixed Floating

Corporate Information

Board of Directors
Inside Director
Michael S. Sarner
Independent Directors
David R. Brooks
Christine S. Battist
Jack D. Furst
William R. Thomas
Ramona Rogers-Windsor

Corporate Offices & Website
8333 Douglas Avenue
Suite 1100
Dallas, TX 75225
http://www.capitalsouthwest.com

Investor Relations
Michael S. Sarner
Capital Southwest
214-884-3829
msarner@capitalsouthwest.com

Senior Management
Michael S. Sarner *President & Chief Executive Officer*
Chris T. Rehberger *Chief Financial Officer, Secretary & Treasurer*
Josh S. Weinstein *Senior Managing Director & Chief Investment Officer*
Amy L. Baker *Executive Vice President of Accounting*
Tabitha D. Geiger *Chief Compliance Officer*

Fiscal Year End
March 31

Independent Auditor
RSM US LLP *Chicago, IL*

Corporate Counsel
Eversheds Sutherland (US) LLP

Transfer Agent
Equiniti Trust Company, LLC
www.equiniti.com

Securities Listing
Nasdaq: "CSWC" (Common Stock)

Industry Analyst Coverage

Firm	Analyst	Contact Information
B. Riley Securities	Sean-Paul Adams	Direct: 415-229-4851
Citizens JMP	Christopher Muller	Direct: 212-906-3559
Clear Street LLC	Mickey Schleien	Direct: 646-290-6794
Jefferies, LLC	John Hecht	Direct: 415-229-1569
Lucid Capital Markets, LLC	Erik Zwick	Direct: 917-658-3982
Oppenheimer & Co., Inc.	Mitchel Penn	Direct: 212-667-7136
Raymond James & Associates	Robert Dodd	Direct: 901-579-4560
UBS Securities, LLC	Melissa Wedel	Direct: 201-352-0526

CSWC
CAPITAL SOUTHWEST
Page 26